Sycuan Funds

Sycuan Value Fund

Supplement dated December 1, 2008

to the Prospectus and Statement of Additional Information

dated January 30, 2008

Effective January 30, 2009, the principal investment strategy of the Fund will be revised.  The revised principal investment strategy is as follows:   “The Fund normally invests at least 80% of its assets (at the time of purchase) in common stocks of companies that the Fund's sub-adviser believes are undervalued.  Although the sub-adviser intends to invest the Fund's assets primarily in U.S. stocks, the Fund also may invest a significant portion of its assets in securities of foreign companies, including companies in emerging markets.”

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This supplement and the Prospectus dated January 30, 2008 provide the information a prospective investor ought to know before investing and should be retained for future reference.